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                                                                 EXHIBIT 10.4.22

4/20/98

                          SALES AND MARKETING AGREEMENT
                          -----------------------------

     THE AGREEMENT, dated as of April 21, 1998, by and between Ethicon EndoSurgery, Inc., an Ohio corporation ("EES") and Neoprobe Corporation, a Delaware corporation ("Neoprobe").

     WHEREAS, Neoprobe is in the business of gamma guided surgery which includes the manufacturing, selling and distributing of Gamma Detection Systems, in particular, the Neoprobe(R) System (as defined hereinafter); and

     WHEREAS, EES is in the business of, among other things, manufacturing, selling and distributing diagnostic systems for breast disease; and

     WHEREAS, Neoprobe and EES each wish to formalize a relationship between the parties and their respective products; and

     WHEREAS, EES understands that Neoprobe is currently and will in the future continue to evaluate and pursue, subject to the provisions hereof, other business opportunities with third parties including future alliances, distribution arrangements or other business transactions or combinations and Neoprobe understands that EES is currently and will in the future continue to evaluate and pursue other business opportunities with third parties including future alliances, distribution arrangements or other business transactions or combinations or internal development programs in the Field (as defined hereinafter) that may directly compete with Neoprobe products, including the Neoprobe(R) System.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Grant of Rights. Upon the terms and subject to the conditions set forth herein, Neoprobe hereby grants to EES the rights to sell, promote, represent, advertise, provide training and take orders in the territories of the United States, Europe, Japan and Australia (collectively, the "Territories") for the purchase of the Neoprobe(R) Portable Radioisotope Detector System (including the Neoprobe model 1500 control unit, 14mm chrome probe, and related accessories) (collectively, the "Neoprobe(R) System") for application in gamma guided lymphatic mapping procedures and minimally invasive surgery (the "Field"). Neoprobe agrees to negotiate in good faith with EES to expand the Territories in the event both Neoprobe and EES desire to do so. Additionally, if Neoprobe releases any future products for application in the Field including but not limited to the model 2000 control unit, EES shall have the option of including them within the scope of this Agreement in which event the parties shall negotiate in good faith in order to determine the minimum revenues and other business terms which shall apply thereto.

2. Promotion of Neoprobe(R) System. (a) Promotion. EES shall promote the Neoprobe(R) System at conventions, trade shows and professional society meetings which may include EES having one or more Neoprobe(R) Systems in its exhibition booth, as appropriate and in its sole discretion; provided that EES shall provide Neoprobe with either (i) a calendar of such trade shows and professional society meetings within 30 days from the date hereof, or (ii) no less than thirty (30) days' prior written notice of each scheduling of demonstration products, at the sole option of EES. Neoprobe shall review and approve in a timely manner all promotional materials developed by EES in connection with such promotion prior to its release.



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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.


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     (b) Material. Neoprobe shall provide EES with approved Neoprobe promotional materials for the Neoprobe(R) Systems set forth on Annex A hereto. Neoprobe shall provide EES with 1,000 copies combined total of any pieces of promotional literature or brochures and 10 copies of selected video tapes ***. Neoprobe represents and warrants that (i) all such promotional materials are in compliance with all material applicable governmental and other regulations and
(ii) it has obtained all requisite distribution rights with respect to such materials. In the event that EES requires additional copies of such promotional materials or videos, Neoprobe shall provide them ***.

     (c) Professional Education. EES may offer professional education courses in connection with the use of the Neoprobe(R) System at Ethicon Endo-Surgery's Endo-Surgery Institute in Cincinnati ("ESI") at its sole discretion, but shall notify Neoprobe reasonably in advance of such sessions and Neoprobe shall provide a clinical specialist to attend such sessions at EES's request. Neoprobe shall have access to the ESI for training and education, with appropriate notification, approvals and facility availability, ***. EES and Neoprobe will support professional education at Centers of Excellence, including target hospitals and other key institutions, and Professional Society Training Courses, as mutually agreed upon by both parties; provided, however, that Neoprobe shall continue to have primary responsibility for conducting training courses at major conventions and courses with EES's support, as appropriate.

     (d) Training and Promotional Units. Neoprobe shall provide to EES, ***: (i) a reasonable number of Neoprobe(R) Systems, as appropriate, for the purpose of promotion and training including, but not limited to, conventions, trade shows professional society meetings and professional education programs, (ii) up to *** additional units primarily for promotional and training purposes at ESI *** as necessary upon reasonable advance notice, (iii) *** inanimate training models with gamma sources for training purposes with the Neoprobe(R) Systems ***; provided that Neoprobe(R) shall provide ***, additional inanimate training models, as appropriate, and additional clinical and technical support to EES, as appropriate, and (iv) service and warranty to such units and Neoprobe shall replace such units with new units as necessary in order to maintain such units in good working order and condition, ordinary wear and tear excepted. EES agrees that all such training and promotional units provided *** by Neoprobe shall be returned to Neoprobe upon termination of this Agreement.

     (e) Purchase of Training Units. EES shall purchase *** Neoprobe(R) Systems for training purposes in the ESI at a cost *** (unit defined as one (1) Model 1500 control unit with one (1) 14mm chrome probe) (not including tax), ***. Neoprobe shall service and warranty such purchased units in order to maintain such units in good working order and as-new condition, ***. EES shall purchase *** inanimate training models with gamma sources for training purposes at a cost ***. In the event EES desires to purchase additional Neoprobe(R) Systems or inanimate models, Neoprobe shall provide them to EES ***.

     (f) Additional Support. (i) Neoprobe shall retain full responsibility for all existing and future Neoprobe(R) Systems the sale of which did not originate from EES including, without limitation, those systems sold directly by Neoprobe, authorized distributors or any other past distribution partners.

         (ii) *** Neoprobe agrees to provide EES with up to *** of technical and clinical support to adequately train EES employees as shall be mutually agreed upon by EES and Neoprobe. In addition, Neoprobe agrees to provide additional field level training and support activities as appropriate through their clinical specialists.

         (iii) Neoprobe shall provide EES with a master copy of all necessary training materials for the Neoprobe(R) Systems that exist or may exist in the future as reasonably requested by EES. Neoprobe agrees to support EES in constructing appropriate training programs and materials.



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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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3. Sales. (a) US Market. Within the United States market, EES shall be responsible for the entire sales process for leads it generates, including making sales presentations, demonstrating the Neoprobe(R) System, being present in surgery, as appropriate, providing quotations, and closing the sale; provided that Neoprobe agrees to use its best efforts to provide to EES *** clinical specialists to support such sales process ***; and, provided further, that in no event shall Neoprobe provide less than *** such specialists. Neoprobe's support shall include, without limitation, generating leads, making sales presentations, conducting product demonstrations and pre-sale surgical evaluations, closing the sale, installation, training and post-sales support. Upon the closing of such sales, EES shall provide a completed written purchase order to Neoprobe which shall include the terms set forth in ANNEX B hereto (the "Purchase Order").

     (b) International Market. Outside the United States, responsibilities for the pre-sales and post-sales process shall be as mutually agreed upon by the parties.

     (c) Post-Sales. Neoprobe shall be solely responsible for all post sales support including, but not limited to, invoicing the customer, assuming responsibility for collections, shipping, product, warrantees, service, repairs, returns, recalls, regulatory approvals and working with each nuclear medicine department as may be required in support of the sale. Neoprobe will have primary responsibility, with the support of EES, for conducting the initial site training and installation of the product for the *** units sold through its clinical specialists; provided that with respect to the subsequent sale of units, EES shall take the primary responsibility for initial site training and installation, with the continued support of Neoprobe clinical specialists. Neoprobe shall continue to be responsible for all legal and regulatory responsibilities associated with the Neoprobe(R) System including, but not limited to, obtaining any and all necessary regulatory approvals, maintaining product complaint files, medical device records, and all similar or related processes.

     (d) Demonstration Units. EES shall purchase *** Neoprobe(R) Systems for sales demonstration purposes at a cost *** (unit defined as one (1) Model 1500 control unit with one (1) 14mm chrome probe) (not including tax), ***. Neoprobe shall service and warranty such purchased units *** in order to maintain such units in good working order and as-new condition. In the event EES shall require additional sales demonstration units, Neoprobe shall make them available ***. EES shall purchase *** inanimate training models with gamma sources for training purposes ***. In the event EES desires to purchase additional Neoprobe(R) Systems or inanimate models, Neoprobe shall provide them to EES ***.

     (e) Title. Neoprobe hereby acknowledges that in no event shall EES take or be deemed to take title or ownership of any Neoprobe(R) System, except with respect to the Neoprobe(R) Systems purchased as set forth in Section 2(e) and,
Section 3(d) above.

     (f) Shipping. All Neoprobe(R) Systems will be shipped ***.

4.   Fees; Information.  (a) Neoprobe shall pay EES commissions as follows:

         (i) Neoprobe shall pay EES a commission of *** of the invoice amount on all systems and accessories sold during the term of this agreement with respect to the first *** Neoprobe(R) Systems sold (the "Initial Sales"); provided that Neoprobe shall receive the minimum revenue per unit as set forth in Annex C.

         (ii) Neoprobe shall pay EES a commission of *** of the invoice amount on all systems and accessories sold during the term of this agreement with respect to all Neoprobe(R) Systems sold in excess of the Initial Sales; provided that Neoprobe shall receive the minimum revenue per unit as set forth in Annex C.



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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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        (iii) For all Neoprobe Systems that are bundled as a part of an EES bundled system (EES products and Neoprobe products sold together), Neoprobe shall receive the minimum revenue per unit bundled as set forth in Annex C.

         (iv) The above provisions regarding commission payment(s) shall not apply to: (A) Neoprobe sales of accessories in connection with Existing Units (as defined hereinafter) purchased by Existing Customers (as defined hereinafter), and (B) Neoprobe sales of Existing Unit upgrades (upgrading existing model 1000 units to model 1500 control unit with 14mm probe *** to Existing Customers. Notwithstanding the above, in the event a new control unit is purchased by an Existing Customer, EES shall receive commissions as set forth in this Section 4 with respect to such sale and all subsequent sales (including accessories) to such Existing Customer. For purposes of this Agreement, the term (x) "Existing Customer" shall mean any Neoprobe customer who has consummated the purchase of a control unit prior to the date hereof, and (y) "Existing Unit" shall refer to any such control unit purchased by an Existing Customer prior to the date hereof.

         (v) Payments shall be calculated and paid to EES on a quarterly basis (within thirty (30) days of the end of such quarter) and shall be based on those systems and accessories sold by EES and paid for by Neoprobe customers during such quarter. Quarters shall be defined as calendar quarters on the dates of March 31st, June 30th, September 30th and December 31st.

         (vi) The obligation to pay all commissions due EES shall survive the term of this Agreement.

     (b) On a quarterly basis Neoprobe shall deliver to EES written reports within fifteen (15) days of end of the previous quarter that shall include copies of invoices for Neoprobe(R) Systems pursuant to this Agreement. All information contained in such reports shall be treated as confidential information. Neoprobe shall permit EES to audit the Purchase Orders and other relevant information that supports these reports given adequate notice *** and during Neoprobe's normal business hours.

5. QSR's; Regulatory Compliance. (a) Neoprobe represents and warrants to EES that (i) all of the Neoprobe(R) Systems supplied in connection with this Agreement shall be of merchantable quality, free from defects in material and workmanship and shall be manufactured and provided in accordance and in compliance with this Agreement, and (ii) it has complied and shall continue to comply with all present and future statutes, laws, ordinances and regulations relating to the manufacture, assembly and supply of the Neoprobe(R) Systems, including, without limitation, those enforced by the United States Food and Drug Administration (the "FDA") (including compliance with Quality System Regulations), the Medical Device Directive and International Standards Organization Rules 9,000 et seq., as applicable.

     (b) Neoprobe shall notify EES as soon as practicable after receiving notice of any claim, action or inquiry by the FDA or other applicable U.S. or foreign regulatory body or government authority or court of law relating to non-compliance of products covered in this Agreement with this provision. Neoprobe shall provide access to an independent third party firm, chosen by EES to audit Neoprobe facilities and operations prior to and during the term of this Agreement for the purpose of verifying regulatory compliance upon reasonable advance notice.

     (c) If EES desires to sell Neoprobe(R) Systems in markets with respect to which the requisite regulatory approval has not been obtained, then EES and Neoprobe agree to discuss each party's respective responsibilities and funding and shall use its reasonable efforts to work toward agreement for obtaining the necessary regulatory approval.


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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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6. Term. (a) The initial term of this Agreement (the "Initial Term") shall commence on the date hereof and continue until the first anniversary hereof, unless sooner terminated as expressly provided under the terms of this Agreement.

     (b) This Agreement shall be automatically renewed for additional one-year terms (each, an "Additional Term") after the expiration of the Initial Term; provided, however that this Agreement may be terminated by either party hereto, with or without cause, at any time after the date which is six (6) months from the date hereof upon 30 days' prior written notice to the other party.

     (c) If either party shall materially breach any covenant, agreement or obligation under this Agreement, then the other party may give notice to terminate this Agreement by giving such breaching party notice of such breach. The party receiving such notice shall have thirty (30) days from the date of receipt thereof to cure such breach. If such breach is not cured within such thirty (30) day period, then the non-breaching party shall have the right to terminate this Agreement effective as of the end of such period. In the event such breach is cured during such period, such notice shall be of no force or effect and this Agreement shall not be terminated.

     (d) Notwithstanding the termination of this Agreement for any reason, each party hereto shall be entitled to recover any and all damages (other than consequential damages) that such party shall have sustained by reason of the breach by the other party hereto of any of the terms of this Agreement.

7. Publicity. Neither party shall originate any publicity, news release or public announcement, written or oral, whether to public press, stockholders or otherwise, relating to this Agreement or any arrangement between the parties without the consent of the other party.

8. Confidential Information. Each of the parties hereto agrees that it shall hold all terms and conditions of this Agreement and all other written information designated as confidential and exchanged between EES and Neoprobe during the term of this Agreement in a confidential manner. The provisions of this Paragraph 8 shall survive for three (3) years after the termination of this Agreement. Each of the parties hereto agrees that it shall not disclose to the other any confidential information, including, without limitation,. trade secrets and future development.

9. Representations and Warranties. (a) Neoprobe. Neoprobe represents and warrants that (a) it has the right to execute and deliver this Agreement and to perform the transactions contemplated hereby and that the performance of its obligations under this Agreement will not result in a violation or breach of, and will not conflict with or constitute a default under any agreement, contract, commitment or obligation to which Neoprobe or any of its affiliates is a party or by which it is bound and that it has not granted and will not grant during the term of this Agreement or any renewal thereof, any conflicting rights, license, consent or privilege with respect to the rights granted herein,
(b) it has not received any notice with respect to and otherwise has no knowledge of any litigation or any order or judgment from any court of competent jurisdiction which may affect performance of this Agreement and (c) it carries appropriate liability insurance to cover those products covered in this Agreement.

     (b) EES. EES represents and warrants that (a) it has the right to execute and deliver this Agreement and to perform the transactions contemplated hereby and that the performance of its obligations under this Agreement will not result in a violation or breach of, and will not conflict with or constitute a default under any agreement, contract, commitment or obligation to which EES or any of its affiliates is a party or by which it is bound and that it has not granted and will not grant during the term of this Agreement or any renewal thereof, any conflicting rights, license, consent or privilege with respect to the rights granted herein, and (b) it has not received any notice with respect to and otherwise has no knowledge of any litigation or any order or judgment from any court of competent jurisdiction which may affect performance of this Agreement. EES shall remain solely responsible for the direct payment of salaries or commissions



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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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of its employees, the maintaining of adequate workers' compensation insurance and the payment of any health benefits for its employees.

10. Indemnification. (a) Neoprobe shall be liable for and shall indemnify and hold EES harmless against any liability, damages or loss (other than loss of potential sales) and from any claims, suits, proceedings, demands, recoveries or expenses, including without limitation, expenses of total or partial device recalls, in connection with the Neoprobe(R) System arising out of, based on, or caused by (i) alleged defects in materials, workmanship or design of the Neoprobe(R) System, (ii) failure of the Neoprobe(R) System to fulfill claims relating to safety, efficacy or performance (excluding matters for which EES is responsible under Section 11(c) below), (iii) claims of patent infringement made with respect to the Neoprobe(R) System, or claims of trademark infringement made with respect to EES's use of Neoprobe's trademarks, tradenames or the like, and
(iv) breach of any of the warranties and representations set forth herein.

     (b) Neoprobe shall obtain and maintain in full force and effect valid and collectible product liability insurance in respect of the Neoprobe(R) System for death, illness, bodily injury and property damage in an amount not less than *** per occurrence. Such policy shall name EES as an insured or an additional insured thereunder and Neoprobe shall grant like coverage to EES under a standard broad form vendor's endorsement thereto. Neoprobe shall within ten (10) days of the date hereof provide EES with evidence of this coverage, provided that the existence of such coverage shall in no way limit Neoprobe's liability or obligations hereunder. Such insurance policy shall provide that in the event such insurance coverage should be materially adversely changed or terminated for any reason, the insurer thereunder will give Neoprobe and EES ten (10) days prior notice of such change or termination.

     (c) EES shall be liable for and shall indemnify and hold Neoprobe harmless against any liability, damages or loss (other than loss of potential sales) and from any claims, suits, proceedings, demands, recoveries or expenses in connection with the Neoprobe(R) System sold by EES arising out of, based on, or caused by claims, whether written or oral, made or alleged to be made, by EES in its promotion or sale of the Neoprobe(R) System and provided such claims were not substantially the same as those claims furnished by Neoprobe to EES.

     (d) A party (hereinafter referred to as the "Indemnifying Party") indemnifying another party or parties (hereinafter referred to as the "Indemnified Party"), pursuant to this Agreement, shall indemnify and hold the Indemnified Party harmless against any and all actions, suits, proceedings, demands, claims, assessments, costs, judgments, legal and other expenses incidental to any of the foregoing (hereinafter referred to as a "Claim"). In the event a Claim is made upon the Indemnified Party, the Indemnified Party shall promptly give notice of such Claim to the Indemnifying Party, and shall promptly deliver to such Indemnifying party all information and written material available to the indemnified Party relating to such Claim. If such Claim is first made upon the Indemnifying Party, the Indemnifying Party shall promptly give notice of such Claim to the Indemnified Party.

     (e) The Indemnified Party will, if notified of the Indemnifying Party's election to do so within fifteen (15) days of the date of notice of a Claim, permit the Indemnifying Party to defend in the name of the Indemnified Party any Claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Indemnified Party to permit the Indemnifying Party to make such defense and obtain an adjudication of such Claim on the merits, including the signing of pleadings and other documents, if necessary; provided that the Indemnifying Party shall defend the Claim with counsel reasonably satisfactory to the Indemnified Party and provide the Indemnified Party with evidence reasonably satisfactory to the Indemnified Party that the Indemnifying Party can satisfy the Claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such Claim under this Agreement, the Indemnifying Party shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome. However, the Indemnifying Party shall not be responsible for any



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     to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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expenses, including attorneys fees and costs, incurred by the Indemnified Party to monitor the defense of the Claim by the Indemnifying Party.

     (f) In the event the Indemnifying Party does not accept the defense of such Claim under the terms hereof, the Indemnified Party shall be entitled to conduct such defense and settle or compromise such Claim, and the Indemnifying Party's indemnification obligation under this Agreement shall be absolute, regardless of the outcome of such Claim. The Indemnified Party, at its option, may elect not to permit the Indemnifying Party to control the defense against a Claim. If the Indemnified Party so elects, then the Indemnifying Party shall not be obligated to indemnify the Indemnified Party against any settlements, judgments or other costs or obligations arising thereunder which the Indemnified Party may make or incur relating to such Claim.

11.   Miscellaneous.

     (a) Point of Contact. EES shall appoint Mr. Bob Walker, Director of Marketing, as the point of contact responsible for managing this agreement. Neoprobe shall appoint Mr. Will Shain, as the point of contact responsible for managing this agreement.

     (b) Arbitration. Any controversy or claim arising out of or relating to this Agreement or the validity, inducement, or breach thereof, shall be settled by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then pertaining, except where those rules conflict with this provision, in which case this provision controls. The parties hereby consent to the jurisdiction of the Federal District Court for the Southern District of Ohio for the enforcement of these provisions and the entry of judgment on any award rendered hereunder. Should such court for any reason lack jurisdiction, any court with jurisdiction shall enforce this clause and enter judgment on any award. The arbitrator shall be an attorney specializing in business litigation who has at least 15 years of experience with a law firm of over 25 lawyers or was a judge of a court of general jurisdiction. The arbitration shall be held in Cincinnati, Ohio and the arbitrator shall apply the substantive law of Ohio, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Within 30 days of initiation of arbitration, the parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than six months from selection of the arbitrator. Failing such agreement, the AAA will design and the parties will follow such procedures. Each party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. THE ARBITRATOR SHALL NOT AWARD ANY PARTY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES.

     (c) Notices. All notices and other communications hereunder shall be in writing. All notices hereunder of default or breach hereunder, termination of the term hereof, or any other notice, shall be delivered personally, or sent by national overnight delivery service or postage pre-paid registered or certified U.S. mail, and shall be deemed given when delivered, if by personal delivery or overnight delivery service, or three (3) business days after deposit in the mail, if sent by U.S. mail, and shall be addressed as follows:



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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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     (i)  If to Neoprobe:  Neoprobe Corporation
                           425 Metro Place North
                           Suite 300
                           Dublin, Ohio 43017-1367
                           Attention: David W. Bupp, President/CEO

     with a copy to:       Neoprobe Corporation
                           425 Metro Place North
                           Suite 300
                           Dublin, Ohio 43017-1367
                           Attention: Patricia Coburn, Vice President,
                           General Council

     (ii) If to EES:       Ethicon Endo-Surgery, Inc.
                           4545 Creek Road
                           Cincinnati, OH 45242-2839
                           Attention: Nicholas Valeriani, President

     with a copy to:       Johnson & Johnson
                           One Johnson & Johnson Plaza
                           New Brunswick, NJ 08933
                            Attention: Office of General Counsel

or to such other place as either party may designate by written notice to the other in accordance with the terms hereof.

     (d) Failure to Exercise. The failure of either party to enforce at any time for any period any provision hereof shall not be construed to be a waiver of such provision or of the right of such party thereafter to enforce each such provision without the prior written consent of the other party; provided, however, that EES shall have the right to assign any or all of its rights, interests or obligations under this Agreement to any direct or indirect wholly-owned subsidiary of Johnson & Johnson, a New Jersey corporation, or to any affiliate thereof, without such prior written consent. Any attempted assignment or transfer of such rights or obligations without such consent, except as provided herein, shall be void. Subject to the foregoing sentence, this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

     (f) Severability. In the event that any one or more of the provisions (or any part thereof) contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, to the extent the economic benefits conferred by this Agreement to both parties remain substantially unimpaired, not affect the validity, legality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     (g) Relationship of the Parties. The relationship of Neoprobe and EES established by this Agreement is that of independent contractors, and nothing contained herein shall be construed to (i) give either party any right or authority



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     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.



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to create or assume any obligation of any kind on behalf of the other or (ii)
constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

     (h) Competing Products. (i) Neoprobe recognizes and acknowledges that EES (and its affiliates) has been, and will continue to be, actively involved in the design, development and marketing of instruments and accessories which may now or in the future compete with the Neoprobe(R) System or other products or services sold or offered by Neoprobe. Neoprobe understands and agrees that EES (and its affiliates) does or may design, develop, market, sell and distribute products which compete directly with the Neoprobe(R) System or such other products or services and may continue to market, sell and distribute these and other competing products throughout the term of this Agreement and thereafter and nothing contained in this Agreement shall be interpreted as creating an exclusive relationship or otherwise restricting EES from entering into or otherwise engaging in any such transaction. EES agrees that during the term of this Agreement, it shall not actively promote, market or distribute any other product which competes with the Neoprobe(R) System within the Field unless such product is sold under the EES name or the name of an affiliate of EES. Nothing in this Agreement shall be deemed to give to EES any rights or licenses in any Neoprobe intellectual property including, without limitation, patents, copyrights, trademarks and trade secrets.

         (ii) EES recognizes and acknowledges that Neoprobe has been, and will continue to be actively involved in the design, development and marketing of instruments and accessories which may now or in the future compete with products or services sold or offered by EES. EES understands and agrees that Neoprobe does or may design, develop, market, sell and distribute products or services which compete directly with products or services provided by EES or its affiliates and that Neoprobe may continue to market, sell and distribute these and other competing products throughout the term of this Agreement and thereafter and nothing contained in this Agreement shall be interpreted as creating an exclusive relationship or otherwise restricting Neoprobe from entering into or otherwise engaging in any such transaction.

     (i) Entire Agreement. It is the desire and intent of the parties to provide certainty as to their future rights and remedies against each other by defining the extent of their undertakings herein. This Agreement constitutes and sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and is intended to define the full extent of the legally enforceable undertakings of the parties hereto, and no promise, agreement or representation, written or oral, which is not set forth explicitly in this Agreement is intended by either party to be legally binding. Each party acknowledges that in deciding to enter into this Agreement and to consummate the transactions contemplated hereby it has not relied upon any statements, promises or representations, written or oral, express or implied, other than those explicitly set forth in this Agreement. This Agreement supersedes all previous understandings, agreements and representations between the parties, written or oral, with respect to the subject matter hereof.

     (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (k) Expenses. Each party shall pay all of its own fees and expenses (including all legal, accounting or other advisory fees) incurred in connection with the negotiation and execution of this Agreement and the arrangements contemplated hereby.

     (l) Modifications and Amendments. This Agreement shall not be modified or otherwise amended except pursuant to an instrument in writing executed and delivered by each of the parties hereto.



---------------
     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

          Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


     (m) Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     (n) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio, without giving effect to the choice of laws provisions thereof.

     (o) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (p) Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning and interpretation of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                  ETHICON ENDO-SURGERY, INC.


                                  /s/ Robert Salerno
                                  ----------------------------------------------

                                  Name:   R. Salerno       Date:    4/20/98
                                  ----------------------------------------------

                                  Title:      V.P. Business Development
                                  ----------------------------------------------



                                  NEOPROBE CORPORATION


                                  /s/ David Bupp
                                  ----------------------------------------------

                                  Name:   David Bupp       Date:       4/21/98
                                  ----------------------------------------------

                                  Title:     President, CEO
                                  ----------------------------------------------


---------------
     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

          Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.



                                                                         ANNEX A
                                                                         -------
                              PROMOTIONAL MATERIAL
                              --------------------

SALES TOOLS
DOC0710              3/98        Breast brochure entitled "Lymphatic Mapping for Breast Cancer
                                 - A Guide to Developing Your Own Successful Program"

DOC0713              2/98        1500 brochure insert showing 14mm & 19mm reusable probes

                                 1500 brochure

                                 Surgical Technologies reprint entitled "Surgical Applications of
                                 Gamma-Detecting Probes" by Burak, et al.

                                 Lymphaticv mapping slide presentation (14 slides per set) with script

VIDEOS

DOC0711              1/98        Neoprobe 1500 instructional video

DOC0712              1/98        Neoprobe 1500 intraoperative lymphatic mapping for breast
                                 cancer procedural video
ARTICLES
                                 JAMA reprint entitled "Lymphatic mapping and
                                 sentinel node biopsy in the patient with breast
                                 cancer" by Albertini, et al.

                                 Netherlands book entitled "Biopsy of the sentinel node in melanoma, penile circinoma and breast carcinoma" by Kapteijn

                                 "Lymphoscintigraphy, the sentinel node concept, and the intraoperative gamma probe in melanoma, breast cancer, and other potential cancers" by Alazraki, et al.

                                 "Intraoperative radiolymphoscintigraphy
                                 improves sentinel lymph node identification for patients with melanoma" by Albertini et al.

                                 "The orderly progression of melanoma nodal metastases" by Reintgen et al.

79I019                           "Localizing the sentinel node in cutaneous melanoma: gamma probe detection versus blue dye" by Kapteijn et al.

79I016                           "Treating malignant melanoma" by Reintgen et al.

79I018                           "Optimal selective sentinel lymph node dissection in primary malignant melanoma: by Leong et al.

7C012                            "Lymphoscintigraphy and the interoperative gamma probe" by
                                 Alazraki

                                 "Accurate nodal staging of malignant melanoma" by Reintgen


---------------
     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

          Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.



                                                                         ANNEX B
                                                                         -------

                             TERMS OF PURCHASE ORDER
                             -----------------------


A.       Net *** days

B.       Shipping:  ***










---------------
     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

          Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                                                                         ANNEX C
                                                                         -------


                            NEOPROBE MINIMUM REVENUE
                            ------------------------

                                         Model        List          0-200 units sold              201+ units sold
              Products                  Number        Price          Minimum Revenue              Minimum Revenue
              --------                  ------        -----          ---------------              ---------------
Neoprobe 1500 control unit                             ***                 ***                          ***
system INCLUDING:

     Model 1500 control unit             1500
     Battery charger transformer         1504
     Background shield                   1007
     Carrying case                       1514
     Operation manual                    1508
     Detector probe cable                1003
     14mm reusable detector probe        1017
14mm reusable detector probe             1017          ***                 ***                          ***

19mm reusable detector probe             1002          ***                 ***                          ***

19mm detector probe collimator           1015          ***                 ***                          ***

19mm detector probe shield               1016          ***                 ***                          ***

Battery charger transformer              1504          ***                 ***                          ***





---------------
     Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.